SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to 14a-12

COMMAND SECURITY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMAND SECURITY CORPORATION
512 Herndon Parkway, Suite A
Herndon, VA 20170

July 28, 2014

Dear Fellow Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2014 Annual Meeting of Shareholders of Command Security Corporation, which will be held on September 12, 2014 at 1:00 p.m., Eastern Daylight Time. We are very pleased that this year’s Annual Meeting will again be a completely virtual meeting of the shareholders, which will be conducted via live webcast. You will be able to attend the 2014 Annual Meeting, online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MOC2014.

We are also very pleased to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareholders electronically. We believe that the e-proxy process expedites our shareholders’ receipt of proxy materials, lowers the cost of distribution and reduces the environmental impact of our Annual Meeting.

In accordance with this rule, we will send a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) on or about July 28, 2014 to shareholders of record as of the close of business on July 24, 2014. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended March 31, 2014 and vote online. If you did not receive a printed copy of our proxy materials and would like to receive one from us instead of downloading a printable version, please follow the instructions for requesting such materials included in the Notice of Internet Availability, as well as in the attached Proxy Statement. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement. At the Annual Meeting, we will also respond to your questions.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to read our Proxy Statement and vote. You may submit your proxy electronically, by telephone or by mail.

I look forward to our 2014 Annual Meeting of Shareholders.

Sincerely, Craig P. Coy Chief Executive Officer

COMMAND SECURITY CORPORATION
512 Herndon Parkway, Suite A,
Herndon, VA 20170

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

WHAT:	The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Command Security Corporation, a New York corporation (the “Company”).
WHEN:	1:00 p.m. EDT, on September 12, 2014
WHERE:	You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MOC2014. You will need the 12-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to enter the meeting.
ITEMS OF BUSINESS:	1.To elect as members of Class II of our Board of Directors the three nominees named in the Proxy Statement accompanying this Notice of 2014 Annual Meeting of Shareholders (the “Notice of 2014 Annual Meeting”), to serve on our Board of Directors (the “Board”) until our 2016 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified;
2.To ratify the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2015; and
3.To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Our Board is not presently aware of any other matter that may be raised for consideration at the Annual Meeting.
WHO MAY VOTE:	You may vote if you are a shareholder of record as of the close of business on July 24, 2014.
ANNUAL REPORT:	A copy of our Annual Report for the fiscal year ended March 31, 2014 is available at www.proxyvote.com.
DATE OF MAILING OR AVAILABILITY:	This Notice of 2014 Annual Meeting and this Proxy Statement will first be mailed or made available, as the case may be, to shareholders on or about July 28, 2014.

Whether or not you plan to attend the Annual Meeting online, please vote electronically or by telephone or, if you have received a paper copy of the proxy, please sign and date the enclosed proxy card and return it promptly. If shares are held in a bank or brokerage account, you may vote by submitting voting instructions to your bank or broker. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. Any shareholder may vote at the Annual Meeting, thereby canceling any previous proxy, provided that if your shares are held in a bank or brokerage account you will need to obtain a proxy, executed in your favor, from the shareholder of record (broker or nominee) to be able to vote by proxy at the Annual Meeting.

By Order of the Board of Directors Craig P. Coy Chief Executive Officer

Table of Contents

PROPOSAL ONE: ELECTION OF DIRECTORS	6
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	9
INFORMATION CONCERNING EXECUTIVE OFFICERS	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
BOARD MEETINGS AND COMMITTEES	15
EXECUTIVE COMPENSATION	19
discussion of executive compensation	22
REPORT OF THE AUDIT COMMITTEE OF THE BOARD	26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS	27
OTHER MATTERS	27

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COMMAND SECURITY CORPORATION
512 Herndon Parkway, Suite A,
Herndon, VA 20170

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF SHAREHOLDERS

ANNUAL MEETING MATTERS

These proxy materials are being made available to you electronically or, upon your request, printed versions of these materials have been delivered to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Command Security Corporation, a New York corporation (referred to herein as “we,”, “us,”, “Command” or the “Company”), for the Company’s fiscal 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 1:00 p.m. EDT on Friday, September 12, 2014.

GENERAL INFORMATION ABOUT VOTING

General

This Proxy Statement has information about the Annual Meeting and was prepared by our management for our Board. We will send the Notice of Internet Availability on or about July 28,2014 to shareholders of record entitled to vote at the Annual Meeting. All shareholders have the ability to access the proxy materials online and to download printable versions of the proxy materials or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials electronically or to request a printed copy can be found in the Notice of Internet Availability and in this Proxy Statement.

Purpose of the meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of 2014 Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

Who can vote?

You can vote your shares of common stock if our records show that you own the shares on the record date of July 24, 2014. As July 28, 2014, we have 9,523,033 shares of common stock outstanding, all of which will be eligible to vote at the Annual Meeting. Shareholders are entitled to one vote for each share of common stock held. Only holders of the Company’s common stock as of the record date are entitled to notice of and to vote on some or all of the matters listed in this Proxy Statement and the accompanying Notice of 2014 Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices at the address listed above for a period of at least 10 days prior to the Annual Meeting and during the Annual Meeting such list will be available for examination at www.virtualshareholdermeeting.com/MOC2014.

The Securities and Exchange Commission’s (“SEC”) rules permit us to deliver a single Notice of 2014 Annual Meeting or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of 2014 Annual Meeting to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of 2014 Annual Meeting and, if applicable, proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice of 2014 Annual Meeting, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

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In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

What do I need in order to be able to attend the Annual Meeting online?

The Company will be hosting the Annual Meeting live online. Any shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/MOC2014. You will need the 12-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the Annual Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MOC2014.

How do I vote if my shares are held in “street name”?

If on July 24, 2014, your shares are held in the name of your broker, dealer, bank, trustee or other nominee, that party should give you instructions for voting your shares. You should follow those instructions to vote directly, electronically or by telephone or mail. The instructions set forth below apply to shareholders of record (also referred to as “registered holders”) only and not those whose shares are held in the name of a nominee.

How do I vote by proxy if I am a registered holder?

If on July 24, 2014, your shares are registered directly in your name with our transfer agent, Computershare Investor Services, then you are a registered holder. If you are a registered holder you may vote by granting a proxy. The proxy holders will vote your shares as you instruct. If you grant a proxy but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote in the manner set forth below:

1.	FOR the election of three (3) Class II directors listed below in Proposal No. 1 to serve on our Board until our 2016 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified;

2.	FOR the ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015 as described in Proposal No. 2; and

3. In the manner that the proxy holders deem appropriate for any other proposal to be considered at the Annual Meeting.

You can vote by proxy electronically or by telephone or mail by following the instructions set forth below:

Voting Electronically

You can vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 12-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials).

Voting By Telephone

You can vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 12-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials).

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The online and telephone voting procedures, which comply with New York law, are designed to authenticate shareholder’s identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Voting By Mail

If you have received a printed copy of the proxy materials by mail, you may complete, sign and return by mail the proxy card sent to you together with the printed copies of the proxy materials. The proxy card should be mailed to Command Security Corporation, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 p.m. EDT on September 11, 2014.

Proxies submitted by mail should be received by the Company before 1:00 p.m. EDT on September 12, 2014.

On what matters may I vote?

1.	The election of three (3) Class II directors named herein to serve on our Board until our 2016 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified.

2.	The ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Our Board is not presently aware of any other matter that may be raised for consideration at the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement. None of the proposals requires the approval of any other proposal to become effective.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR the election of three (3) Class II directors named herein to serve on our Board (Proposal One) and FOR the ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015 (Proposal Two).

What if other matters are presented at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will vote on those matters in accordance with their judgment as to the best interests of the Company.

Can I change my vote after I return my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by giving our Chief Executive Officer a written notice revoking your proxy, by attending the Annual Meeting online, by signing, dating and returning to us a new proxy or by voting again electronically or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. EDT on September 11, 2014. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the Annual Meeting. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice of Internet Availability or proxy card is the date of the proxy.

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Can I vote at the Annual Meeting rather than by completing a proxy?

Although we encourage you to complete and return a proxy prior to the Annual Meeting, you can attend the Annual Meeting and vote your shares online by visiting www.virtualshareholdermeeting.com/MOC2014. You will need the 12-digit control number included on your Notice of Internet Availability or proxy card (if you receive a printed copy of the proxy materials) in order to be able to vote during the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

How is a quorum obtained?

We will hold the Annual Meeting if a quorum is present. A quorum will be present if holders of a majority of the outstanding shares of common stock entitled to vote on a matter at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time until a quorum is obtained. If you submit a proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals listed on the proxy card. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

How many votes are required to approve the proposals?

A plurality of the votes cast of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors. Accordingly, the three nominees for Class II director receiving the highest number of affirmative votes for such class will be elected. Because the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the election.

The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Board’s appointment of our independent registered public accounting firm. With respect to the ratification of the appointment of the independent registered public accountants, abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker non-votes are not counted as shares eligible to vote and will have no effect on the outcome of the matter. Shareholder ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accountants is not required by our By-laws or other applicable legal requirement. However, the Board is submitting the selection of D’Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the audit committee of our Board (the “Audit Committee”) will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s and our shareholders’ best interests.

What is a “broker non-vote”?

The NYSE MKT LLC (“NYSE MKT”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting on non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters with respect to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE MKT interpretations, Proposals One is considered a non-discretionary matter and Proposal Two is considered a discretionary matter. Broker non-votes will have no effect on the outcome of Proposal One.

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Who will count the votes?

Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.

Who is making and paying for this proxy solicitation?

This proxy is solicited on behalf of the Board. The Company will pay the cost of distributing this Proxy Statement and related materials. Our officers may solicit proxies by mail or telephone. Upon request, we will furnish copies of these proxy materials to banks, brokers, fiduciaries, custodians and other nominees that hold shares on behalf of beneficial owners so that they may forward the materials to the beneficial owners. The Company may, if appropriate, retain an independent proxy solicitation firm to assist the Company in soliciting proxies. If the Company does retain a proxy solicitation firm, the Company would pay such firm’s customary fees and expenses which fees would be expected to be approximately $5,000, plus expenses.

Is my vote confidential?

Proxy cards and voting tabulations that identify individual shareholders are mailed or returned directly to Broadridge Financial Solutions and handled in a manner that protects your voting privacy. Your vote will not be disclosed EXCEPT:

1. as needed to permit Broadridge Financial Solutions to tabulate and certify the vote;

2. as required by law; or

3. in limited circumstances such as a proxy contest in opposition to the Board.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Company information and mailing address

We were incorporated under New York law on May 9, 1980. Our principal executive offices are located at 512 Herndon Parkway, Suite A, Herndon, VA 20170. Our telephone number is (703) 464-4735. Our website address is www.commandsecurity.com.

Information on our website is not intended to be incorporated into this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 12, 2014:

The Notice of 2014 Annual Meeting, this Proxy Statement and our 2014 Annual Report are available at www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like to receive one for the Annual Meeting or for future shareholder meetings, you may request paper or e-mail copies as follows:

•	By telephone: call 1-800-579-1639 free of charge and follow the instructions;

•	By Internet: go to www.proxyvote.com and follow the instructions; or

•	By e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and put the 12-digit control number located in your Notice of Internet Availability in the subject line.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Board is currently comprised of five (5) members divided into two classes of directors serving staggered two-year terms. Class I currently consists of two (2) directors: Craig P. Coy and Janet L. Steinmayer. Class II currently consists of three (3) directors: James P. Heffernan, Thomas P. Kikis and Mark Sullivan.

The Class II directors of the Company to be elected at the Annual Meeting will serve for a term of two years, expiring at the Annual Meeting of Shareholders in 2016 or until their respective successors are elected and have qualified. The Class I directors of the Company will continue in office for their existing terms, which expire at the 2015 Annual Meeting of Shareholders or when their respective successors are elected and have been duly elected and qualified.

Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below. In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board may select. The Board has no reason to believe that the nominees will be unable or unwilling to serve.

Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding common stock, present in person or represented by proxy, voting together as a single class. Accordingly, the three (3) nominees for Class II director receiving the highest number of affirmative votes for such class will be elected.

Directors

Set forth below is certain information regarding the Company’s directors whose term in office will continue following the Annual Meeting, subject to election of the Class II director nominees, including information furnished by them as to their principal occupations and business experience for the past five years, membership on committees of the board and directorships held by them in other publicly-held companies, their respective ages as of July 28, 2014, and the year in which each became a director of the Company. Each director has served continuously with the Company since their first election as indicated below.

Name	Age	Position with the Company	Director Since
Continuing Class I Directors:
Craig P. Coy	64	Chief Executive Officer and Director	2012
Janet L. Steinmayer	59	Director	2011

Class II Nominees for Terms Ending in 2016:
Thomas P. Kikis	53	Director and Chairman of the Board	2004
James P. Heffernan	68	Director	2010
Mark Sullivan	61	Director	2013

Nominees for Class II of our Board

Thomas P. Kikis has served as one of our directors since August 2004 and as Chairman of the Board since 2013. Mr. Kikis is the managing member of Arcadia Securities, LLC, a New York based registered broker-dealer which he organized in 1998. He is also the President of Kikis Asset Management, a New York - based money management firm he started in 1991. Prior to that, he was Vice President in charge of trading and a Portfolio Manager at Deltec Securities, the New York subsidiary of an international investment bank. Previously he was an investor and a director of the Company from October 1997 to September 2000. Mr. Kikis has a B.A. from Princeton University and an Executive M.B.A. in Finance from the New York University Stern Graduate School of Business. As a long-time investor with experience investing in public companies having a similar market capitalization as the Company, Mr. Kikis contributes valuable advice to our Board regarding the Company’s challenges and opportunities, financial issues and our obligations as a public company. For these reasons, our Board has concluded that Mr. Kikis should serve as a director of the Company.

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James P. Heffernan has served as one of our directors since October 2010.  Currently, Mr. Heffernan serves as a Lead Independent Director and a member of the board of directors of United Natural Foods, Inc., a leading distributor of natural and organic foods.  He is also a director of Jason Industries, Inc., which, together with its subsidiaries, is engaged in the manufacture of seating, finishing, components, and automotive acoustics primarily in the United States and internationally. Mr. Heffernan served as a member of the board of directors of Solutia Inc., a performance materials specialty chemical manufacturer with global operations, until its acquisition by Eastman Chemical in July 2012.  From 1987 until 1996, Mr. Heffernan served as President of WHR Management Corp. and as General Partner and President of Whitman Heffernan & Rhein Workout Funds, an investment banking firm specializing in corporate reorganizations.  From 1990 to 1996, Mr. Heffernan served as Chief Financial Officer, Chief Operating Officer and as a Director of Danielson Holding Corporation, which had ownership interests in a number of insurance and trust operations.  From 1993 until 2000, Mr. Heffernan served as a Director and as Chairman of the Finance Committee of Columbia Energy Group, a vertically integrated gas company with several billion dollars of annual revenues and assets (which was acquired by NiSource in November 2000).  Before joining WHR Management Corp., Mr. Heffernan was an attorney with the New York based law firm Anderson, Kill & Olick, PC., where he specialized in corporate reorganizations.  As an attorney with many years of corporate business experience, Mr. Heffernan contributes valuable advice to our Board regarding the Company’s challenges and opportunities, financial issues and short- and long-term business strategy.  For these reasons, our Board has concluded that Mr. Heffernan should serve as a director of the Company.

Mark Sullivan has served as one of our directors since July 22, 2013. Mr. Sullivan is a Co-Founder and Partner of Global Security and Intelligence Strategies. Prior to entering private life, Mr. Sullivan was the Director of the United States Secret Service from 2006-2013 and served in a variety of leadership roles as a Special Agent in the organization for nearly 30 years. Mr. Sullivan began his career in Federal law enforcement nearly 35 years ago as a Federal Protective Officer before becoming a Special Agent with the Housing and Urban Development Inspector General for Investigations. Mr. Sullivan serves on the Board of Directors of Heroes, Inc., a non-profit organization established to assist the widows and children of law enforcement officers and firefighters who lost their lives in the line of duty, and is active with the United States Marine Corps Law Enforcement Foundation. As an effective former chief executive, Mr. Sullivan contributes valuable security, government and professional leadership experience to the Company. For these reasons, our Board has concluded that Mr. Sullivan should serve as a director of the Company.

The Board unanimously recommends a vote FOR the election of each of the Class II nominees for director listed above.

Incumbent Class I Directors

Craig P. Coy has served as our Chief Executive Officer and one of our directors since January 3, 2012. Prior to joining the Company, Mr. Coy provided independent security consulting services from January 2009 to December 2011. Mr. Coy served from July 2006 to January 2009 as President and Chief Operating Officer of the Homeland Security Group of L-3 Communications Holdings, Inc., a security and defense contractor. Prior to joining L-3, Mr. Coy served as the chief executive officer of the Massachusetts Port Authority (“Massport”) from 2002 to 2006, where he oversaw Logan International Airport, the Port of Boston, the Tobin Bridge and Hanscom Field in Bedford. At Massport, Mr. Coy led the implementation of Logan's nationally recognized 100% bag screening program, the nation's first permanent system approved for a major U.S. international airport. From 1999 until 2001 he served as chief executive officer and president of HR Logic, Inc., before which, he spent eight years providing logistical support, maintenance and training services to the aerospace industry as vice president and general manager for Lear Siegler Services, Inc. Mr. Coy served in the U.S. Coast Guard (the “USCG”) for more than 20 years in various capacities, including Chief Operating Officer for activities in Europe and Director of the Commandant's Strategic Planning Office. In 1983, he became the first USCG officer ever to be selected as a White House Fellow and worked with President Ronald Reagan's domestic policy advisor, before going on to serve as deputy director for Counter Terrorism at the National Security Council. As the Chief Executive Officer of the Company, Mr. Coy’s extensive security industry experience allows him to contribute valuable advice to our Board regarding strategic opportunities for the Company, as well as providing insight into the Company’s short- and long-term challenges. He also serves as a conduit between the Board and management while overseeing the Company’s operations to realize the Board’s strategic goals. For these reasons, our Board has concluded that Mr. Coy should serve as a director of the Company.

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Janet L. Steinmayer has served as one of our directors since June 9, 2011.  Ms. Steinmayer was named President of Mitchell College in New London, Connecticut on July 1, 2014.  Prior to that, she served as Chief Executive Officer of Appleseed LLC, a company which provides strategic marketing and consulting services chiefly to expansion stage and artisanal food companies.  From 2006 to January 2009, Ms. Steinmayer served as President, Chief Executive Officer and as a member of the board of directors of Centerplate, Inc., which was a company whose shares were publicly traded on the NYSE Amex and the Toronto Stock Exchange until its sale to a private equity firm in January 2009.  Ms. Steinmayer was also employed in various other executive capacities with Centerplate from 1993 until her appointment as President and Chief Executive Officer in 2006.  Centerplate is one of the largest hospitality companies in North America and one of the largest providers of services to the National Football League (NFL), Major League Baseball (MLB), major convention centers, arenas, performing arts centers, museums and ski resorts.  Previously, Ms. Steinmayer served as Senior Vice President and General Counsel of Trans World Airlines, then a Fortune 500 company and the seventh largest U.S. airline.  Ms. Steinmayer is a graduate of Bryn Mawr College, where she serves on its Board of Trustees, and the University of Chicago Law School.  As a corporate executive with many years of business experience, including experience as chief executive officer of a publicly-traded company, Ms. Steinmayer contributes valuable advice to our Board regarding our strategy, operations, sales and marketing obligations as a public company and financial challenges and opportunities.  For these reasons, our Board has concluded that Ms. Steinmayer should serve as a director of the Company.

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PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected D’Arcangelo & Co., LLP as the independent registered public accountants to audit the books, records and accounts of the Company for the current fiscal year ending March 31, 2015, subject to ratification by the shareholders at the Annual Meeting. D’Arcangelo & Co., LLP has audited the Company’s financial statements since 1996. Although shareholder ratification is not required by our By-laws or any other applicable legal requirement, the Board is submitting the selection of D’Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. Our Board recommends that shareholders vote for ratification of this appointment. In the event of a negative vote on ratification, the Board may reconsider its selection. A representative of D’Arcangelo & Co., LLP is expected to be present at our Annual Meeting; they will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent registered public accountants. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent registered public accountants.

Pursuant to the Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934 (“Exchange Act”), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent registered public accountants; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

During the fiscal years ended March 31, 2014 and 2013 and the interim period between April 1, 2014 and July 28, 2014, neither the Company nor anyone acting on its behalf consulted D’Arcangelo & Co., LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Approval of Proposal Two will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

The following table sets forth the aggregate fees billed by D’Arcangelo & Co., LLP for audit and non-audit services rendered to the Company in our fiscal years ended March 31, 2013 and 2014, all of which were pre-approved by the Audit Committee. These fees are categorized as audit fees, audit related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

Fee Category	Fiscal 2013	Fiscal 2014
Audit Fees	$205,000	$214,000
Audit-Related Fees	20,670	28,665
Tax Fees	91,360	55,795

	$317,030	$298,460

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Audit fees. These fees generally consist of professional services rendered for the audits of the financial statements of the Company and its internal control over financial reporting, quarterly reviews, consents, income tax provision procedures and assistance with and review of documents filed with the SEC.

Audit-related fees. These fees generally consist of assurance and other services related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm, issuance of consents, due diligence related to acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax fees. These fees generally relate primarily to tax compliance, including review and preparation of corporate tax returns, assistance with tax audits, review of the tax treatment for certain expenses and tax due diligence relating to acquisitions. They also include fees for state and local tax planning and consultations with respect to various tax matters.

All other fees. These fees generally consist of reviews for compliance with various government regulations, risk management and treasury reviews and assessments and audits of various contractual arrangements.

Our Board has determined that the services rendered by D’Arcangelo & Co., LLP are compatible with maintaining their independence as the Company’s independent auditors.

The Board unanimously recommends a vote “FOR” ratification of the appointment of D’Arcangelo & Co., LLP as the Company’s independent registered public accountants for our fiscal year ending March 31, 2015.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

The executive officers of the Company, along with their respective ages and positions with the Company, as of July 28, 2014, are set forth below.

Name	Age	Position with the Company
Craig P. Coy	64	Chief Executive Officer
N. Paul Brost	60	Chief Financial Officer
Scott Landry	49	Vice President of Operations

See “Proposal One-Election of Directors – Incumbent Class I Directors” for information relating to Mr. Coy.

N. Paul Brost has served as our Chief Financial Officer since January 14, 2013. Prior to joining the Company, Mr. Brost served as the Vice President, Finance and Chief Financial Officer of UNISYS Federal Systems from 2009 until 2010. In addition, from 2001 until 2009, he was the Senior Vice President, Finance for Orbital Sciences Corporation. Mr. Brost is a CPA, a former Partner with Ernst & Young LLP and a graduate of Southern Illinois University. Since March 2014, Mr. Brost has served as a Director and Chairman of the Board of BioFire Defense, LLC.

Scott Landry has served as our Vice President of Operations since October 15, 2012. Prior to joining the Company, Mr. Landry served as Executive Strategy Advisor for FedEx Services Inc. in Memphis, Tennessee from December 2011 until September 2012. In addition, from January 2009 until December 2011, he served as Managing Director for Highland Growth Partners, LLC, an independent management consulting firm. Previously, Mr. Landry served as Senior Vice President for operations and business development for Brink’s Inc., an international security and cash services company from May 2005 until December 2008. Mr. Landry has also served as a business strategy consultant with Booz Allen Hamilton Inc. and L.E.K Consulting Group LLC. Mr. Landry is a combat veteran, a graduate of the United States Military Academy at West Point and received his MBA from Harvard University.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to beneficial ownership of our common shares as of July 28, 2014 by:

•	each person known by us to beneficially own more than 5% of our outstanding common shares;

•	the individual serving as our chief executive officer and our two most highly compensated executive officers other than our chief executive officer who were named executive officers at the end of fiscal year 2014 (the “Named Executive Officers”);

•	each of our directors and nominees for director; and

•	all Named Executive Officers, directors and director nominees as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170. The table includes all common shares that may be issued within 60 days of July 28, 2014 upon the exercise of options and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes all common shares as to which such persons have voting and investment power. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all common shares stated as being beneficially owned. The applicable percentage of ownership for each shareholder is based on 9,523,033 common shares outstanding as of July 28, 2014, together with applicable options or warrants exercisable for common shares held by such shareholder. Common shares that may be issued upon exercise of options and other rights beneficially owned (and that may be exercised within 60 days of July 28, 2014) are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Certain Beneficial Owners

Norman H. Pessin and Sandra F. Pessin (3) 366 Madison Avenue 14th Floor New York, NY 10017	1,461,942	15.4%

ISF Management LLC (4) Matthew Shefler 1345 Avenue of the Americas 3rd Floor New York, NY 10105	509,353	5.3%

Named Executive Officers

Craig P. Coy (CEO) (5)	484,556	4.9%

N. Paul Brost (CFO) (6)	55,000	0.6%

Scott Landry (COO)(7)	72,784	0.8%

Directors and Director Nominees*

Thomas P. Kikis(8) Arcadia Securities 720 Fifth Avenue 10th Floor New York, New York 10019	2,656,053	27.3%

James P. Heffernan(9)	190,000	1.9%

Janet L. Steinmayer(10)	145,000	1.7%

Mark Sullivan(11)	75,000	0.8%

All Executive Officers and Directors (including Director Nominees) as a Group (7 Persons)	3,678,390	34.4%

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*Information with respect to our common shares that are owned by Mr. Coy, who is also a member of our Board, is set forth above in this table under the heading “Named Executive Officers.”

(1) Except as otherwise indicated below, each named person has voting and investment powers with respect to the securities owned by them.

(2) Based on 9,523,033 common shares outstanding at July 28, 2014 calculated in accordance with Rule 13d-3(d)(1)(I) as promulgated under the Exchange Act.

(3) Information contained in the columns above and in this footnote is based on a report on Schedule 13D filed with the SEC on January 28, 2013 by Norman H. Pessin. SEP IRA FBO Norman H. Pessin directly owns 1,106,742 shares of common stock and Sandra F. Pessin directly owns 355,200 shares of common stock.

(4) Information contained in the columns above and in this footnote is based on a report on Schedule 13G filed with the SEC on February 13, 2014 by ISF Management LLC. Certain investment limited partnerships collectively own 509,353 shares of common stock. These securities may be deemed to be beneficially owned by ISF Management LLC, which serves as general partner and/or investment manager of these investment limited partnerships, and Matthew Shefler, as the Managing Member of ISF Management LLC. Each of ISF Management LLC and Mr. Shefler disclaim beneficial ownership in the shares directly held by these investment limited partnerships, except to the extent of any pecuniary interest therein.

(5) Consists of (i) 55,896 common shares owned by the Coy Consulting 401K Profit Sharing Plan, of which Mr. Coy is a trustee and the sole beneficiary; (ii) 28,660 common shares owned directly by Mr. Coy and (iii) the following options to purchase common shares held by Mr. Coy, each of which is exercisable within 60 days of July 28, 2014:

•	options to purchase 160,000 common shares at an exercise price of $1.62 per share,

•	options to purchase 120,000 common shares at an exercise price of $2.30 per share, and

•	options to purchase 120,000 common shares at an exercise price of $3.00 per share

(6) Consists of options exercisable within 60 days of July 28, 2014 to purchase 55,000 common shares at an exercise price of $1.91 per share held by Mr. Brost.

(7) Consists of options exercisable within 60 days of July 28, 2014 to purchase 72,784 common shares at an exercise price of $1.52 per share held by Mr. Landry.

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(8) Consists of (i) 638,293 common shares owned directly by Mr. Thomas Kikis, (ii) 213,032 common shares held by Mr. Thomas Kikis’ wife and children for which Mr. Thomas Kikis has the discretion to vote and dispose, (iii) 85,000 common shares held by the Kikis Family Foundation over which Mr. Thomas Kikis has discretionary investment authority, (v) the following options to purchase common shares held by Mr. Thomas Kikis, each of which is exercisable within 60 days of July 28, 2014:

•	options to purchase 10,000 common shares at an exercise price of $2.05 per share,

•	options to purchase 10,000 common shares at an exercise price of $2.67 per share,

•	options to purchase 10,000 common shares at an exercise price of $3.19 per share,

•	options to purchase 13,753 common shares at an exercise price of $3.36 per share,

•	options to purchase 32,658 common shares at an exercise price of $3.08 per share,

•	options to purchase 35,000 common shares at an exercise price of $2.40 per share,

•	options to purchase 35,000 common shares at an exercise price of $1.42 per share,

•	options to purchase 35,000 common shares at an exercise price of $1.28 per share, and

•	options to purchase 25,000 common shares at an exercise price of $1.61 per share.

•	options to purchase 25,000 common shares at an exercise price of $1 80 per share.

Also includes 1,488,317 common shares held by the Estate of Peter T. Kikis (the “Estate Mr. Thomas Kikis is the executor of the Estate and may be deemed to beneficially own the shares held by the Estate. Mr. Kikis disclaims beneficial ownership in the shares held by the Estate, except to the extent of any pecuniary interest therein.

(9) Consists of the following options to purchase common shares held by Mr. Heffernan, each of which is exercisable within 60 days of July 28, 2014:

•	options to purchase 50,000 common shares at an exercise price of $2.01 per share,

•	options to purchase 35,000 common shares at an exercise price of $1.42 per share,

•	options to purchase 35,000 common shares at an exercise price of $1.28 per share, and

•	options to purchase 35,000 common shares at an exercise price of $1.61 per share.

•	options to purchase 35,000 common shares at an exercise price of $ 1.80 per share.

(10) Consists of the following options to purchase common shares held by Ms. Steinmayer, each of which is exercisable within 60 days of July 28, 2014:

•	options to purchase 50,000 common shares at an exercise price of $1.50 per share,

•	options to purchase 25,000 common shares at an exercise price of $1.42 per share,

•	options to purchase 25,000 common shares at an exercise price of $1.28 per share, and

•	options to purchase 10,000 common shares at an exercise price of $1.61 per share.

•	options to purchase 35,000 common shares at an exercise price of $1.80 per share.

(11) Consists of the following options to purchase common shares held by Mr. Sullivan each of which is exercisable within 60 days of July 28, 2014:

•	options to purchase 50,000 common shares at an exercise price of $1.43 per share.

•	options to purchase 25,000 common shares at an exercise price of $1.80 per share.

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BOARD MEETINGS AND COMMITTEES

During the fiscal year ended March 31, 2014, our Board held four meetings, and all incumbent directors attended at least 75% of the meetings of our Board and committees, if any, upon which such directors served. Our Board has determined that each of the directors who served on our Board during the fiscal year ended March 31, 2014, other than Craig P. Coy, our Chief Executive Officer, qualifies as “independent” under the listing standards of the NYSE MKT.

Our Board has three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. All Board committees are comprised solely of independent directors.

Audit Committee

The Audit Committee currently consists of James P. Heffernan (Chairman), Thomas P. Kikis, and Janet L. Steinmayer. The Board has determined that each member is independent under listing standards of the NYSE MKT and the applicable rules of the SEC, that each member is “financially literate” under the NYSE MKT listing standards and that Mr. Thomas P. Kikis, Mr. Heffernan and Ms. Steinmayer each qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

The Audit Committee hires the Company’s independent auditors and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent auditors, the Company’s internal accounting controls, the annual financial statements, the report and recommendations of the independent auditors, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this Proxy Statement. The Audit Committee held five meetings during the fiscal year ended March 31, 2014. A current copy of the current Audit Committee charter is available on the Company’s website at http://commandsecurity.com/legal-disclaimer/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Thomas P. Kikis (Chairman), James P. Heffernan and Janet L. Steinmayer. The Board has determined that each member of this committee is independent under the NYSE MKT listing standards. The Nominating and Corporate Governance Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by shareholders, implementing procedures for shareholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Nominating and Corporate Governance Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the shareholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which the Company operates and the definition of independence within the meaning of the NYSE MKT listing standards. Nominees must also meet any applicable requirements of the SEC’s regulations, state law and the Company’s Certificate of Incorporation and By-laws.

The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee may solicit recommendations from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that the Company is not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Nominating and Corporate Governance Committee will then recommend that the Board select the director nominees for election at each annual meeting of shareholders.

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The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company’s shareholders. A shareholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Chief Executive Officer not less than 120 days nor more than 150 days in advance of the date that the Company’s proxy statement was mailed to shareholders in connection with the previous year’s annual meeting of shareholders; provided that if the date of this year’s annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. Proposing shareholders are also required to provide information with regard to the nominees, including their full names and residence and business addresses; business experience for the most recent five years; including principal occupations and employment, the number of shares of the Company’s stock owned by the proposed nominees and a description of legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the past five years, the name and residence and business address of the shareholder who makes the nomination, the number of shares of the Company’s capital stock owned directly or indirectly by the shareholder who makes the nomination and any other information regarding each of the nominees required by Schedule 14A of the Exchange Act. A copy of the full text of the By-laws provision and the procedures established by the Nominating and Corporate Governance Committee may be obtained by writing to our Chief Executive Officer. All notices of proposals by shareholders, whether or not included in our proxy materials, should be sent to Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, Attention: Craig P. Coy, Chief Executive Officer.

The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended March 31, 2014. Prior to the creation of the Nominating and Corporate Governance Committee, the Board performed the functions of a nominating committee. A copy of the current Nominating and Corporate Governance Committee charter is available on the Company’s website at http://commandsecurity.com/legal-disclaimer/.

Compensation Committee

The Compensation Committee currently consists of Janet L. Steinmayer (Chairman), James P. Heffernan, Thomas P. Kikis and Mark Sullivan. The Board has determined that each member is independent under the NYSE MKT listing standards. The Compensation Committee sets the compensation of the senior executives of the Company, administers the stock option plans and the executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this proxy statement. The Compensation Committee held three meetings during the fiscal year ended March 31, 2014. A copy of the current Compensation Committee charter is available on the Company’s website at http://commandsecurity.com/legal-disclaimer/. The Compensation Committee did not retain a Compensation Committee consultant for the fiscal year ended March 31, 2014.

The Compensation Committee is currently composed of independent, non-employee directors. No interlocking relationships exist among our Board, Compensation Committee or executive officers and the board, compensation committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Leadership Structure

Mr. Thomas Kikis is our Chairman of the Board and Mr. Coy is our Chief Executive Officer. Historically, the Company has had separate individuals serving in these roles. The CEO is responsible for managing the day-to-day leadership and performance of the Company, while the Chairman and the Board provides guidance to the CEO. The Chairman leads and manages the Board and presides over meetings of the full Board. We believe this structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our shareholders while recognizing the day-to-day management of the direction of the Company by our CEO.

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Risk Management

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the company, including operational, financial, regulatory and legal. The Audit Committee oversees management of financial risks (including liquidity and credit) and approves all transactions with related persons. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request, and a copy of this code is available for viewing on our website at http://commandsecurity.com/legal-disclaimer/ . Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, Attention: Chief Executive Officer.

The Code of Business Conduct and Ethics includes a written policy that prohibits our directors and officers from engaging in activities that could give rise to an actual or potential conflict of interest with the Company. In keeping with the spirit of such code, and specifically the Conflict of Interest section contained in such code, it is the Company’s policy not to enter into any material transaction with one of its executive officers, directors or director nominees, or shareholders known to beneficially own over 5% of a class of our common stock or their related persons, unless the transaction is approved by the Audit Committee of the Board after full disclosure. On an annual basis, each director and executive officer is required to complete a questionnaire, which requires disclosure of any transactions that the director or executive officer, or his or her immediate family members or associates, may have with the Company in which the director or executive officer, or any of his or her immediate family members or associates, has a direct or indirect material interest. The Audit Committee, which is responsible for reviewing and approving any material related party transactions, considers the responses in the questionnaires and other information regarding potential relationships between the Company and its directors and executive officers. For this purpose, the term “material” means any related party transaction that would be required to be disclosed by the Company in any of our periodic reports filed under applicable U.S. securities laws or in our proxy statement, which generally requires disclosure of related party transactions since the beginning of our last fiscal year where the amount involved exceeds $120,000.

Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, Attention: Chief Executive Officer.

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All communications received as set forth in the preceding paragraph will be opened by the Chief Executive Officer for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Chief Executive Officer will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company’s policy that its directors are invited and encouraged to attend the Annual Meeting. All of directors of the Company attended the 2013 Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors and 10% beneficial owners file reports of ownership and changes of ownership with the SEC. SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended March 31, 2014, all Section 16(a) filing requirements were satisfied on a timely basis, except the Form 3 filed by The Estate of Peter T. Kikis on April 29, 2014 reflecting the transfer of shares owned by Peter Kikis to his estate upon his death.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Named Executive Officers for service during our fiscal years ended March 31, 2014 and 2013 whether or not such amounts were paid in such year:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(1) (f)	Total ($) (j)
Craig P. Coy Chief Executive Officer	2014 2013	350,000 350,000	131,250 262,500	— —	— —	481,250 612,500

N. Paul Brost Chief Financial Officer (2)	2014 2013	250,000 48,077	75,000 25,000	— —	— 85,072	325,000 158,149

Scott Landry Vice President of Operations (3)	2014 2013	175,000 77,404	30,625 45,938	— —	— 43,750	205,625 167,092

(1) The amounts in this column reflect the compensation cost for financial reporting purposes under ASC 718 without regard to forfeiture assumptions. The weighted average estimated per share value of stock options granted was $0.38 and $0.52 during our fiscal year ended March 31, 2013. The weighted average assumptions used in the Black-Scholes option model were as follows for our fiscal year ended March 31, 2013:

2013
Risk-free interest rate	0.76%
Years until exercise	5.0
Volatility	28.31%
Dividend yield	0.00%
Termination rate	N/A

(2) Mr. Brost was named Chief Financial Officer of the Company effective January 14, 2013. The amounts listed for fiscal 2013 reflect amounts earned by Mr. Brost from January 14, 2013 until March 31, 2013.

(3) Mr. Landry was named Vice President for Operations of the Company effective October 15, 2012. The amounts listed for fiscal 2013 reflect amounts earned by Mr. Landry from October 15, 2012 until March 31, 2013.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information regarding each unexercised stock option and held by each Named Executive Officer as of March 31, 2014:

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Craig P. Coy(1)	160,000 120,000 120,000	80,000 60,000 60,000	1.62 2.30 3.00	1/2/22 1/2/22 1/2/22

N. Paul Brost (2)	55,000	110,000	1.91	1/16/23

Scott Landry (3)	50,126	63,796	1.52	11/26/22

(1) Options were granted to Mr. Coy on January 3, 2012 pursuant to his employment agreement dated January 3, 2012. Under the terms of the employment agreement and consistent with the requirements of our 2009 Omnibus Equity Incentive Plan, the option exercise price of $1.62 per share with respect to 240,000 shares was determined by calculating the price that was equal to the greater of (i) the average of the closing stock prices on the twenty days prior to the grant date (which was $1.45) and (ii) the closing price on the grant date (which was $1.62). Options vest with respect to one-third (1/3rd) of the aggregate number of shares (ratably, across all exercise prices) following the end of Year 1; an additional one-third (1/3rd) of the aggregate number of shares (ratably, across all exercise prices) following the end of Year 2 and an additional one-third (1/3rd) of the aggregate number of shares (ratably, across all exercise prices) following the end of Year 3 of the agreement.

(2) Options were granted to Mr. Brost on January 17, 2013. Options vest with respect to one-third (1/3rd) of the aggregate number of shares following the end of Year 1; an additional one-third (1/3rd) of the aggregate number of shares following the end of Year 2 and an additional one-third (1/3rd) of the aggregate number of shares following the end of Year 3 of the agreement.

(3) Options were granted to Mr. Landry on November 27, 2012. Options vest with respect to one-thirty- sixth (1/36th) of the aggregate number of shares on November 27, 2012 and on the 27th of each succeeding month during the three year term of the agreement.

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Equity Compensation Plan Information

The following table shows, as of March 31, 2014, information regarding outstanding awards (including individual compensation arrangements) under which equity securities of the Company may be delivered:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance(1)
Equity compensation plans approved by security holders	2,337,606	$2.18	673,525

Total	2,337,606		673,525

(1)	Reflects number of shares of the Company’s Common Stock.

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discussion of executive compensation

Overview

In the current stage of the Company’s development, the objectives of its executive compensation policy have been to retain the executives who have been integral to its growth, to attract other talented and dedicated executives and to motivate each of its executives to increase overall profitability. To achieve these goals, the Company has strived to offer each executive an overall compensation package, which is simple, but competitive and a substantial portion of which is tied to the achievement of specific performance objectives.

The Company’s overall strategy is to compensate its Named Executive Officers with a mix of cash compensation, in the form of base salary and bonus, and equity compensation, in the form of stock options. The Company’s goal is to set compensation levels to attract, retain, reward and motivate executive officers and employees, align compensation with business objectives and performance and with the interests of the shareholders, position compensation to reflect the individual’s performance as well as the level of responsibility, skill and strategic value of the employee, recognize the evolving organizational structure of the Company and directly motivate executives to accomplish results as well as foster a company-wide team spirit.

The Company’s policy for setting compensation levels has focused on compensating its Named Executive Officers at levels competitive for executives at companies of similar size and development operating in the industry. Compensation decisions have been made by the Company’s Chief Executive Officer in consultation with the Compensation Committee and the Board, other than with respect to the Chief Executive Officer’s compensation, which has been determined by the Compensation Committee and the Board. In addition to frequent discussions between the Chief Executive Officer and the Board, the Company also gathers market compensation data through negotiations related to newly hired executives. The Company believes that the compensation levels for its Named Executive Officers are competitive. The Company expects that as it continues to develop, its compensation policies will evolve to reflect that growth and to remain competitive.

Executive Compensation

The Company’s executive compensation policy includes the following elements:

Base Salary. The annual base salary for Craig P. Coy, the Company’s Chief Executive Officer; for N. Paul Brost, the Company’s Chief Financial Officer; and for Scott Landry, the Company’s Vice President of Operations, was reviewed and approved by the Board and were paid in accordance with employment agreements or offer letters between each of such executives and the Company. When determining their respective base salaries under their employment agreements or offer letters, the Board considered, among other things, the level of responsibility, breadth of knowledge and prior experience as well as publicly available compensation information and informal survey information obtained with respect to other small-capitalization, publicly traded companies. No specific weight is given to any of these factors in the evaluation of an executive officer’s base salary.

Bonuses. In connection with fiscal 2014, the Compensation Committee made the following bonus payments: (1) $131,250 to Craig Coy, (ii) $75,000 to N. Paul Brost and (iii) $30,625 to Scott Landry. Such bonus amounts were earned based on the financial and strategic performance of the Company, the individual performance of each executive, and the bonus percentages set forth in the employment agreement or offer letter, as applicable, for each executive.

Stock Options. In addition to salary and bonus, the Compensation Committee, from time to time, grants options to executive officers. The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that will also benefit shareholders. As such, the specific number of stock options granted to an executive officer is determined on an individual basis by the Compensation Committee’s perception of relative contributions or anticipated contributions to overall corporate performance. The Compensation Committee also reviews the total number of options already held by individual executive officers at the time of grant. In fiscal 2014, the Company did not grant options to its executive officers.

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Retirement Plan. The Company does not provide a qualified or non-qualified pension plan for its Named Executive Officers. All of its non-highly compensated employees, however, are eligible to participate in a defined contribution plan under Section 401(k) of the Internal Revenue Code.

Perquisites and Other Benefits. The Company does not use perquisites in compensating its Named Executive Officers.

Other Compensation. The employment agreement and offer letters entered into with the Company’s Named Executive Officers will remain in their current form until such time as the Board determines, in its discretion, that revisions are appropriate. In addition, the Company intends to continue to maintain its current benefits for the Company’s Named Executive Officers; however, the Board, in its discretion, may modify, amend or add to a Named Executive Officer’s executive benefits or perquisites if it deems it advisable.

Employment Agreements and Offer Letters

Craig P. Coy

The Company is a party to an employment agreement with Mr. Coy, which provides for his services as Chief Executive Officer until January 3, 2015. The term of the employment agreement may be extended upon the written agreement between the parties in their sole discretion. During the term of the employment agreement, Mr. Coy will receive a base annual salary of $350,000, which may be from time to time increased by the Company’s Compensation Committee and will be eligible for an annual target bonus of up to 75% of the base annual salary if the Company achieves the goals to be set forth in an executive bonus plan to be implemented by the Company’s Board of Directors, in consultation and agreement with Mr. Coy. Mr. Coy is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Coy if, within twelve months following a Change in Control (as defined in the agreement), (i) such executive’s employment is terminated by the Company other than for “Cause” (as defined in the agreement), death or disability or (ii) such executive terminates his employment for “Good Reason” (as defined in the agreement), all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable for a period of 60 days following such termination without Cause or resignation for Good Reason.

N. Paul Brost

The Company entered in to an offer letter with N. Paul Brost, which provides for his services as Chief Financial Officer. The offer letter does not have a stated term. While the offer letter is in effect, Mr. Brost will receive a base annual salary of $250,000, which may be from time to time increased by the Company’s Compensation Committee and a discretionary annual bonus of up to 40% of his base salary, as determined by the Compensation Committee. Mr. Brost is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

If the Company terminates Mr. Brost without cause, Mr. Brost is entitled to a lump sum severance payment of twelve months’ base salary and all outstanding stock options, restricted stock and other equity-based awards granted which have not vested as of the date of termination become fully vested, and all options not yet exercisable become exercisable.

Scott Landry

The Company entered in to an offer letter with Scott Landry, which provides for his services as Vice President of Operations. The offer letter does not have a stated term. While the offer letter is in effect, Mr. Landry will receive a base annual salary of $175,000, which may be from time to time increased by the Company’s Compensation Committee and a discretionary annual bonus of up to 30% of his base salary, as determined by the Compensation Committee. Mr. Landry is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

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If the Company terminates Mr. Landry without cause, Mr. Landry is entitled to a lump sum severance payment of twelve months’ base salary and all outstanding stock options, restricted stock and other equity-based awards granted which have not vested as of the date of termination become fully vested, and all options not yet exercisable become exercisable.

Non-Employee Director Compensation for Fiscal Year Ended March 31, 2014

The following table sets forth information regarding compensation awarded to our non-employee directors during the fiscal year ended March 31, 2014:

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Option Awards ($)(2) (d)	Total ($) (h)
Janet L. Steinmayer(3)	33,000	4,680	37,680

Thomas P. Kikis(4)	33,000	11,700	44,700

James P. Heffernan(5)	33,000	16,380	49,380

Mark Sullivan (6)	28,000	21,300	49,300

(1) The amounts in this column reflect Board meeting fees and committee fees earned in the fiscal year ended March 31, 2014 for service on the Board and its committees. Each of our non-employee directors receives from us an annual cash fee of $28,000, paid quarterly in arrears. In addition, our Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee receive an additional cash payment of $5,000 per annum.

(2) Each of our non-employee directors generally receives an annual grant of 25,000 stock option awards. In addition, our Chairman of the Audit Committee and Chairman of the Compensation Committee each receive an additional 10,000 options. The options granted annually to our non-employee directors are fully vested as of the grant date. In addition, newly-appointed non-employee directors are granted 50,000 options that vest monthly over a twelve month period.The amounts in this column reflect the compensation costs for financial reporting purposes for the year under FASB ASC 718 without regard to forfeiture assumptions. See Note 15 “Stock Option Plans and Warrants,” in the Notes to the Company’s Financial Statements included in Part IV, Item 15 of its Annual Report on Form 10-K for the fiscal year ended March 31, 2014 for the Company’s assumptions used to determine the compensation costs associated with stock option awards that it expensed in fiscal 2014.

(3) On June 3, 2013, Ms. Steinmayer was awarded 10,000 stock options pursuant to the Company’s 2009 Omnibus Equity Incentive Plan. Ms. Steinmayer did not receive an annual grant in fiscal 2013 because the Board determined that she had received an annual grant in her first year as a director when the Company’s practice is to begin annual grants after the first completed year of service. As of March 31, 2014, Ms. Steinmayer had an aggregate of 110,000 stock option awards outstanding, all of which were vested.

(4) On June 3, 2013, Mr. Thomas Kikis was awarded 35,000 stock options pursuant to the Company’s 2009 Omnibus Equity Incentive Plan, which includes an additional 10,000 options for serving as the Chairman of our Compensation Committee. As of March 31, 2014, Mr. Thomas Kikis had an aggregate of 206,411 stock option awards outstanding, all of which were vested.

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(5) On June 3, 2013, Mr. Heffernan was awarded 35,000 stock options pursuant to the Company’s 2009 Omnibus Equity Incentive Plan, which includes an additional 10,000 options for serving as the Chairman of our Audit Committee. As of March 31, 2014, Mr. Heffernan had an aggregate of 155,000 stock option awards outstanding, all of which were vested.

(6) Upon his appointment to the Board, on July 22, 2013, Mr. Sullivan was awarded 50,000 stock options pursuant to the Company’s 2009 Omnibus Equity Incentive Plan. Mr. Sullivan did not receive an annual grant for fiscal 2013 due to his recent appointment the Board. As of March 31, 2014, Mr. Sullivan had an aggregate of 50,000 stock option awards outstanding, of which 33,500 were vested.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is composed of three (3) independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our shareholders, and our independent auditors, D’Arcangelo & Co, LLP. Our management has the primary responsibility for financial statements and the reporting process, including the systems of internal control and for assessing the effectiveness of internal control over financial reporting.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed with management the financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee’s review with the independent auditors included a discussion of other matters required under Auditing Standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee received the written disclosures from the independent auditors required by the PCAOB Rule Nos. 3524 and 3526 regarding communications with the Audit Committee concerning independence and has discussed those disclosures with the independent auditors. The Audit Committee also has considered the compatibility of non-audit services with the independent auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for the audit and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal control, including a review of the disclosure control process, and the overall quality of our financial reporting. The Audit Committee, or the Audit Committee Chairman, also pre-approved all audit and non-audit services provided by the independent auditors during and relating to fiscal year 2014. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014.

The Audit Committee evaluates the performance of the independent auditors, including the senior audit engagement team members, each year and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent auditors, along with the independent auditor’s capabilities, technical expertise, and knowledge of our operations and industry. In addition, the Audit Committee reviews with the senior members of our financial management team the overall audit scope and plans, the results of external audit examinations, evaluations by management and the independent auditors of our internal control over financial reporting and the quality of our financial reporting, and the ability of the independent auditors to remain independent. Based on these evaluations, the Audit Committee decided to engage D’Arcangelo & Co, LLP as our independent auditors for fiscal year 2015. Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee has continued its practice of recommending that the Board ask our shareholders to ratify the appointment of the independent auditors at our annual meeting of stockholders.

AUDIT COMMITTEE James P. Heffernan (Chairman) Thomas P. Kikis Janet L. Steinmayer

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended March 31, 2014, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation arrangements described herein.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely manner.

A proposal by a shareholder intended for inclusion in our proxy materials for the 2015 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must be received by us marked for the attention of the Chief Executive Officer, Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, on or before March 31, 2015 in order to be considered for such inclusion. Shareholder proposals intended to be submitted at the 2015 Annual Meeting of Shareholders outside the framework of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) if not received by us at the above address not less than 120 calendar days nor more than 150 calendar days prior to the anniversary of the date this proxy statement was mailed to shareholders in connection with the 2014 Annual Meeting; provided that if the date of this year’s annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. If we do not receive notice of the matter by the applicable date, the proxy holders will vote on the matter, if properly presented at the meeting, in their discretion.

OTHER MATTERS

There is no reason to believe that any other business will be presented at the 2014 Annual Meeting; however, if any other business should properly and lawfully come before the 2014 Annual Meeting, the persons named as proxies on the enclosed proxy card will vote on those matters in accordance with their judgment as to the best interests of the Company.

BY ORDER OF THE BOARD OF DIRECTORS Craig P. Coy Chief Executive Officer July 28, 2014 Herndon, VA

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COMMAND SECURITY CORPORATION CSC AVIATION SAFEGUARDS

512 Herndon Parkway, Suite A
Herndon, VA 20170

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/moc2014
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE- 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M61937-P42352 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMAND SECURITY CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas P. Kikis
02) James P. Heffernan
03) Mark Sullivan

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of D'Arcangelo & Co. LLP as our independent registered public accounting firm.			

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date